UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2016

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events.
Avon Products, Inc. (the "Company") is filing this Current Report on Form 8-K ("Current Report") to retrospectively adjust certain financial information and related disclosures included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 ("Annual Report"), which was filed with the Securities and Exchange Commission ("SEC") on February 23, 2016. Effective January 1, 2016, the Company's reportable segments are based on geographic operations in four regions: Europe, Middle East & Africa; South Latin America; North Latin America; and Asia Pacific. In addition, we have changed the profit measure for which we evaluate segment operating results and also have created "Other operating segments and business activities" as discussed further in Exhibit 99.1. Prior periods have been restated to conform with the new presentation. Further, effective January 1, 2016, the Company adopted the Financial Accounting Standards Board Accounting Standards Update ("ASU") 2015-03, Interest - Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs, and applied it retrospectively to all periods presented.

This Current Report and Exhibit 99.1 are being filed solely to reflect the changes noted above, and accordingly, the following Items of the Annual Report are being adjusted retrospectively:

•	Part I, Item 1. Business;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data from Avon Products, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

All other information in the Annual Report is not materially affected by the changes noted above, and as such, remains unchanged. Unaffected items and unaffected portions of the Annual Report have not been repeated in, and are not amended or modified by, this Current Report or Exhibit 99.1.

The information in this Current Report and Exhibit 99.1 with respect to the Company should be read in conjunction with the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016 and June 30, 2016, which were filed with the SEC on May 5, 2016 and August 2, 2016, respectively. This Current Report and Exhibit 99.1 does not reflect events that may have occurred subsequent to the original filing date of the Annual Report, and does not modify or update in any way the disclosures made in the Annual Report other than as required to retrospectively reflect the segment changes and the adoption of ASU 2015-03, as described above. For information on developments since the filing of the Annual Report, please refer to the Company's subsequent filings with the SEC. The information contained in Exhibit 99.1 to this Current Report is not an amendment to, or a restatement of, the Annual Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 23.1     Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1
Updated Part I Item 1. Business, Part II Item 6. Selected Financial Data, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II Item 8. Financial Statements and Supplementary Data from Avon Products, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2015.

Exhibit 101
The following materials formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Statements of Operations, (ii) Consolidated Statements of Comprehensive Income (Loss), (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Cash Flows, (v) Consolidated Statements of Changes in Shareholders’ Equity, (vi) Notes to Consolidated Financial Statements and (vi) Schedule of Valuation and Qualifying Accounts.

(Page 2 of 3 Pages)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Robert Loughran
Name: Robert Loughran
Title: Group Vice President and Chief Accounting Officer

Date: October 11, 2016

(Page 3 of 3 Pages)